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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2002

                           COMMISSION FILE NO. 1-9158

                             MAI SYSTEMS CORPORATION
             (Exact name of Registrant as Specified in its Charter)

           Delaware                                            22-2554549
 (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                           Identification No.)


                               9601 JERONIMO ROAD
                               IRVINE, CALIFORNIA
                                      92618
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 598-6000
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 14, 2002 the Company dismissed KPMG LLP ("KPMG" or the "former accountant"), the Registrant's independent public accountants. KPMG's reports on the Company's consolidated financial statements for the past two years, contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles. The Company's dismissal of KPMG was reviewed and approved by the Company's Audit Committee.

      The Company requested a letter from KPMG at the time of their dismissal which would be addressed to the Securities and Exchange Commission ("SEC"). At the time of the initial Form 8-K Report filing on November 21, 2002 the Company had not yet received KPMG's letter.

      The Registrant is hereby filing as an exhibit to this Form 8-K/A Report a letter dated December 4, 2002 from KPMG to the SEC. Prior to filing the original Form 8-K Report on November 21, 2002, the Registrant furnished a copy of the disclosures it was proposing to make to the former accountant as required by Regulation S-K, Item 304. The former accountant suggested changes to the Registrant's proposed disclosures responsive to paragraph (a)(1)(v) of Item 304, and the Registrant made the requested changes. Specifically, the Form 8-K Report filed on November 21, 2002 included, as suggested by the former accountant, the following disclosure:

      "At the time of its dismissal, KPMG LLP had not completed its review of the Registrant's financial statements for the three-months ended June 30, 2002 pursuant to the Statement on Auditing Standards No. 71, Interim Financial Information. In connection with its review, KPMG LLP had requested that the Registrant provide to KPMG LLP additional documentation and information related to the capitalization of software development costs recorded by the Registrant during the period. Due to KPMG LLP's dismissal, the issue had not been resolved to their satisfaction prior to their termination as the Registrant's independent public accountants."

      The former accountant did not request any changes responsive to paragraph
(a)(1)(iv) of Item 304. Based on discussions between the Registrant and the former accountant in the period up to November 21, 2002, and a draft of the response letter of the former accountant (i.e., letter stating whether it agreed with the statements made by the Registrant), which the former accountant provided to the Registrant on November 19, 2002, the Registrant understood from the former accountant that there were no disagreements required to be reported pursuant to Section (a)(1)(iv) of Item 304. The Registrant understood that any input received from KPMG through the filing deadline for the Report on Form 8-K remained subject to KPMG national office review.

      Therefore, to the extent paragraph a. of the former accountant's December 4 letter implies a disagreement prior to dismissal, the Registrant is unable to agree with the former accountant.

      The Registrant's Form 10-Q Report for the three months ended June 30, 2002 was previously amended by a Form 10-Q/A dated August 23, 2002. In preparing the Form 10-Q/A filed on August 23, 2002, the Registrant verbally cleared the text with the KPMG engagement partner before making the filing. In fact, the text dealing with the SAS 71 review not being complete was substantially similar to wording provided by KMPG. At no time before December 4, 2002 did KPMG suggest that the Form 10-Q/A should have included additional wording that "completion of [KPMG's] SAS No. 71 review was pending the receipt of satisfactory corroborative evidence supporting the capitalization of software development costs recorded by the Registrant during the three months ended June 30, 2002."

      Therefore, to the extent paragraph b. of the former accountant's letter implies a second disagreement prior to dismissal, the Registrant is again unable to agree with the former accountant.

      Prior to the dismissal of the former accountant, the issues respecting the Registrant's capitalization of software development costs were discussed between the Registrant's senior management and the engagement partner of KPMG, but such discussion did not include the board or audit committee of the Registrant. When a successor accountant has been engaged, the Registrant will authorize the former accountant to respond fully to inquiries of the successor accountant concerning the capitalization of software development costs.

      If the Company had not capitalized software development costs of $359,000 and $256,000 for the three-month periods ended June 30, 2002 and September 30, 2002, respectively, net income (loss) and net income (loss) per share for the three and six month periods June 30, 2002 would have been ($13,000) and $0.00 per share and $314,000 and $0.02 per share, respectively, and ($419,000) and ($0.03) per share and ($106,000) and ($0.01) per share for the three and nine month periods ended September 30, 2002, respectively.


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      Additionally, the Registrant's Form 10-Qs for the June and September
quarters of 2002 disclosed in detail the effect of capitalizing such software development costs. Such reports contained the following statements:

      6/30/02 Report

      MDA

      ". . . The decrease in research and development costs in 2002 was due to the capitalization of approximately $359,000 of software development costs mainly associated with the Company's new product development for hospitality. There were no such costs capitalized in 2001 . . ."

      9/30/02 Report

      MDA

      ". . . Net cash used in investing activities for the nine months ended September 30, 2002, totaled $743,000 which represented capital expenditures of $128,000 and capitalized software of $615,000 . . ."

      Critical Accounting Policies & Estimates

      ". . . The Company capitalized $256,000 and $615,000 of software development costs during the three and nine month periods ended September 30, 2002, respectively, relating to its new N-Tier, Internet-native corporate application suite of products written. Although the Company has not yet sold any of the modules to this suite of applications, the Company believes that its new product will produce new sales adequate to recover amounts capitalized . . ."

      The Registrant expects to engage a new principal accountant within the next 10 business days and to provide the required disclosures pursuant to Form 8-K and Regulation S-K, Item 304, with respect to such engagement.

ITEM 7.  FINANCIAL STATEMENTS OR EXHIBITS.

a. Financial Statements. None.

b. Exhibits.

     16. Letter from KPMG LLP.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MAI SYSTEMS CORPORATION
                                           (Registrant)

                                           /s/ W. Brian Kretzmer
                                          --------------------------------------
Date: December 6, 2002                     W. Brian Kretzmer
                                           Chief Executive Officer and President
                                           (Chief Executive Officer)


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